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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 April 26, 2002
                          ----------------------------
                Date of report (Date of earliest event reported)

                              HUBBELL INCORPORATED
             (exact name of registrant as specified in its charter)


         CONNECTICUT                     1-2958                 06-0397030
 ---------------------------     ----------------------     -------------------

(State or other jurisdiction of (Commission File Number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)

             584 Derby Milford Road, Orange, Connecticut 06477-4024
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               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 799-4100
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              (Registrant's telephone number, including area code)

                                       N/A
        -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  On April 26, 2002, Hubbell Incorporated (the "Company"), through its wholly-owned subsidiaries, acquired (the "Acquisition") the domestic lighting division ("LCA") of U.S. Industries, Inc. ("USI") pursuant to a Stock and Asset Purchase Agreement, dated as of March 19, 2002, by and among the Company, USI, JUSI Holdings, Inc. ("JUSI") and USI Canada, Inc., as amended by Amendment No. 1 to Stock and Asset Purchase Agreement, dated as of April 26, 2002, by and between the Company and JUSI (as so amended, the "Purchase Agreement"). The Acquisition was effected through a purchase by the Company of
(A) all of the issued and outstanding capital stock of LCA Group Inc. and Dual-Lite Inc., each an indirect, wholly owned subsidiary of USI, and (B) the assets and liabilities of the Progress division of USI Canada Inc., a wholly owned subsidiary of USI. The purchase price for the Acquisition was $250.0 million in cash, and is subject to adjustment based on a closing net worth calculation. The Company financed the Acquisition with available cash. The Company expects to permanently finance the Acquisition through the issuance of $200 million of long-term notes, which is expected to be completed by May 15, 2002.

                  The purchase price for LCA was determined through arm's length negotiations between the Company and USI. The newly acquired assets were used by LCA to manufacture and distribute a wide range of indoor and outdoor lighting products to commercial, industrial and residential markets under various brand names, including Alera, Kim, Spaulding, Whiteway, Moldcast, Architectual Area Lighting, Columbia, Keystone, Prescolite, Dual-Lite and Progress. The Company currently intends to continue the use of the LCA assets in substantially the same manner. LCA has major manufacturing facilities in six states and multiple distribution centers strategically located throughout the United States.

                  The foregoing is a summary of the transactions provided for in the Purchase Agreement. It is not intended to be complete and is qualified by reference to the Purchase Agreement, Escrow Agreement and the Tax Sharing and Indemnification Agreement, which are filed as Exhibits to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Businesses Acquired.

         The financial statements required to be filed by this Item are not included herein, but will be filed by amendment not later than 60 days after the date that this Current Report on Form 8-K is required to be filed.

(b)      Pro Forma Financial Information.



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         The pro forma financial information required to be filed by this Item is not included herein, but will be filed by amendment not later than 60 days after the date that this Current Report on Form 8-K is required to be filed.

(c)      Exhibits.

2.1 Stock and Asset Purchase Agreement, dated as of March 19, 2002, by and among U.S. Industries, Inc., JUSI Holdings, Inc., USI Canada Inc. and Hubbell Incorporated

2.2 Amendment No. 1 to Stock and Asset Purchase Agreement, dated as of April 26, 2002, by and between JUSI Holdings, Inc. and Hubbell Incorporated

10.1 Escrow Agreement, dated as of April 26, 2002, by and among U.S. Industries, Inc., JUSI Holdings, Inc., Hubbell Incorporated and The Bank of New York

10.2 Tax Sharing and Indemnification Agreement, effective as of March 19, 2002, by and among U.S. Industries, Inc., JUSI Holdings, Inc., USI Canada Inc. and Hubbell Incorporated


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HUBBELL INCORPORATED




                                      By:  /s/ Richard W. Davies
                                           --------------------------
                                           Name:    Richard W. Davies
                                           Title:   Vice President, General
                                                    Counsel and Secretary

Date: May 10, 2002



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                                  EXHIBIT INDEX

EXHIBIT NO.  DOCUMENT DESCRIPTION

2.1 Stock and Asset Purchase Agreement, dated as of March 19, 2002, by and among U.S. Industries, Inc., JUSI Holdings, Inc., USI Canada Inc. and Hubbell Incorporated

2.2 Amendment No. 1 to Stock and Asset Purchase Agreement, dated as of April 26, 2002, by and between JUSI Holdings, Inc. and Hubbell Incorporated

10.1         Escrow Agreement, dated as of April 26, 2002, by and among U.S.
             Industries, Inc., JUSI Holdings, Inc., Hubbell Incorporated and The Bank of New York

10.2 Tax Sharing and Indemnification Agreement, effective as of March 19, 2002, by and among U.S. Industries, Inc., JUSI Holdings, Inc., USI Canada Inc. and Hubbell Incorporated